SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: August 17, 2005

                          Elite Flight Solutions, Inc.
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                  001-31231              26-0003788
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     (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)            File Number)        Identification No.)


710 Third Street, Suite 200, Roanoke, Virginia                    24016
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(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:          (941) 343-9966
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                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On April 6, 2005, Elite Flight Solutions, Inc. (the "Company") entered into an Asset Sale Agreement with Stateline Ford, Inc. ("Stateline"), the owner and operator of a New Jersey dealership (the "Dealership") which is duly franchised for the sale of Ford and Hyundai automobiles, trucks and used vehicles, pursuant to which Stateline is to convey its Ford and Hyundai business, and all of the personal property used in connection therewith, together with its Ford and Hyundai franchise rights to the Company (collectively, the "Assets"). The purchase price for the Assets was $800,000. The closing was to occur within 15 days after all of the contingencies in the Agreement were satisfied.

     In addition, on April 6, 2005, the Company will purchase the land, buildings and improvements associated with the Dealership (the "Property") pursuant to a Real Estate Sale Agreement and Membership Purchase Agreement. The total purchase price for the Property is $3,200,000.

     On August 17, 2005, Ford Motor Company, Ford Motor Division ("Ford') notified Stateline that the Company had been turned down as the replacement Ford dealer in Phillipsburg, New Jersey, as the Company did not have sufficient automotive experience to be approved as a "dealer." As a result of such notification, the contingency set forth in Section 17(a) of the Asset Sale Agreement has not been satisfied. As a result, the Company has requested the return of all of its deposits, together with all interest accrued thereon, given in connection with the Asset Sale Agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2005            ELITE FLIGHT SOLUTIONS, INC.

                                     By:   /s/ Bruce Edwards
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                                     Name: Bruce Edwards
                                     Its:  President and Chief Executive Officer


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